UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2012

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania  19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders, held on June 12, 2012, Astea’s stockholders approved the two proposals listed below, which constituted all of the matters acted upon at the meeting. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Proxy Statement for Astea International Inc. which was filed with the Securities and Exchange Commission on April 26, 2012.

1.   The election of five directors to serve on the Board, each to serve until Astea’s annual meeting of stockholders to be held in 2013 and until his successor is elected and qualified, or until his death, resignation or removal:

Name	Votes For	Votes Withheld
Zack B. Bergreen	1,906,735	46,028
Adrian A. Peters	1,907,325	45,438
Thomas J. Reilly, Jr.	1,907,525	45,238
Eric S. Siegel	1,907,455	45,308
John Tobin	1,907,075	45,688

2.    The ratification of the appointment of Grant Thornton LLP as Astea’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,739,823	726	20	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.
June 12, 2012	By:	/s/ John Tobin
	Name:	John Tobin President
Title: